BYLAWS

                                   OF

                    VENTURE PACKAGING SOUTHEAST, INC.

          Set forth below is the Bylaws (the "Bylaws") of Venture
Packaging Southeast, Inc., a South Carolina corporation (the "Company"), for the government of the Company, the conduct of its affairs and the management of its properties, as adopted by the shareholders of the Company effective as of August 7, 1995.

                                ARTICLE I

                                 OFFICES
				         -------
1.1  PRINCIPAL OFFICE.
----------------------
     The principal office of the Company shall be at such place in the County of Anderson, South Carolina, as may be designated from time to time by the Board of Directors of the Company (the "Board").

1.2  OTHER OFFICES.
-------------------
     The Company may also have offices at such other places within, as well as without, the State of South Carolina as the Board may from time to time determine.

                               ARTICLE II

                        MEETINGS OF SHAREHOLDERS
			      ------------------------
2.1  ANNUAL MEETING.
--------------------
     The annual meeting of the shareholders of the Company for the purpose of fixing or changing the number of directors of the Company, electing directors, considering financial statements and other reports and transacting such other business as may properly come before the meeting shall be held at such time as determined by the Board in each year, but in no event later than six (6) months after the close of a fiscal year in each year, beginning with the fiscal year of the Company ending in 1996. Upon due notice, there may also be considered and acted upon at the annual meeting of the shareholders of the Company any matter which may properly be considered and acted upon at a special meeting of the shareholders of the Company, in which case and for which purpose the annual meeting of the shareholders of the Company shall also be considered as, and shall be, a special meeting of the shareholders of the Company. If the annual meeting of the shareholders of the Company is not held or if directors of the Company are not elected thereat, a special meeting of the shareholders may be called and held for that purpose.

2.2  SPECIAL MEETINGS.
----------------------
     Special meetings of the shareholders of the Company may be called at any time by (i) the Chairman of the Board or President of the Company,
(ii) a majority of the Board acting with or without a meeting or (iii) the holder or holders of at least ten percent (10%) of all the shares of the Company outstanding and entitled to vote thereat.

2.3  PLACE OF MEETINGS.
-----------------------
     Meetings of the shareholders of the Company shall be held at the principal office of the Company in the County of Anderson, South
Carolina, unless the Board decides that a meeting shall be held at some other place within or without the State of South Carolina and causes the notice thereof to so state.

2.4  NOTICE OF MEETINGS.
------------------------
     Unless waived, a written, printed or typewritten notice of the date, time, place and purpose or purposes of any meeting of shareholders of the Company shall be given to each shareholder entitled thereto not less than ten (10) days nor more than sixty (60) days before the date fixed for the meeting and as prescribed by law. Such notice shall be given either by personal delivery or mailed to each shareholder of the Company entitled to notice of or to vote at such meeting by or at the direction of the Chairman of the Board of the Company, President of the Company, the Secretary of the Company or any other person authorized by the Board or required by these Bylaws to give such notice. If such notice is mailed, it shall be directed, postage prepaid, to the shareholders of the Company at their respective addresses as they appear upon the records of the Company, and notice shall be deemed to have been given on the day so mailed. If any meeting is adjourned to another time or place, no notice as to such adjourned meeting need be given other than by announcement at the meeting at which such an adjournment is taken. No business shall be transacted at any such adjourned meeting except as might have been lawfully transacted at the meeting at which such adjournment was taken. All notices with respect to any shareholders of record in the name of two or more persons may be given to one of such persons who was named first upon the books of the Company, and notice so given shall be sufficient and effective notice to all the holders of such shares.

     Upon request in writing delivered either in person or by registered mail to the Chairman of the Board, President or Secretary of the Company by any person or persons entitled to call a meeting of the shareholders of the Company, such officer shall cause to be given to the shareholders entitled thereto notice of a meeting to be held on a date not less than ten (10) days nor more than sixty (60) days after the receipt of such request, as such officer, in his sole and absolute discretion, may fix. If such notice is not given within five (5) days after the delivery or mailing of such request, the person or persons calling the meeting may fix the time of the meeting and give notice thereof as provided in this
Section 4.

     Every person who by operation of law, transfer or otherwise shall become entitled to any share or right or interest therein shall be bound by every notice in respect of such share which, prior to his name and address being entered upon the books of the Company as the registered holder of such share, shall have been given to the person in whose name such share appeared of record.

2.5  WAIVER OF NOTICE.
----------------------
     Notice of the date, time, place and purpose or purposes of any meeting of the shareholders of the Company, whether required by law, the Articles of Incorporation of the Company (the "Articles") or these Bylaws, may be waived in writing, either before or after the holding of such meeting, by any shareholder entitled thereto, which writing shall be filed with or entered upon the records of the meeting. Attendance of any shareholder in any such meeting without protesting, prior to or at the commencement of the meeting, the lack of proper notice shall be deemed to be a waiver by such shareholder of notice of such meeting. If all of the shareholders of the Company entitled to vote shall meet in person or by proxy and consent to holding a meeting, such meeting shall be valid for all purposes without call or notice, and at such meeting any action may be properly taken.

2.6  SHAREHOLDERS ENTITLED TO NOTICE AND TO VOTE.
-------------------------------------------------
     If the record date shall not be fixed by the Board or the books of the Company shall not be closed against transfers of shares pursuant to statutory authority, the record date for the determination of shareholders of the Company entitled to notice of or to vote at any meeting of the shareholders of the Company shall be the date next preceding the day on which notice is given, or the date next preceding the day on which the meeting is held, as the case may be. Such record date shall continue to be the record date for all adjournments of such meeting unless a new record date shall be fixed and notice thereof and of the date of the adjourned meeting be given to all shareholders of the Company entitled to notice in accordance with the new record date so fixed, which must occur if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting.

2.7  QUORUM.
------------
     The holders of shares entitling them to exercise a majority of the voting power of the Company, present in person or represented by proxy, shall constitute a quorum, except when a greater proportion is required by law, the Articles or these Bylaws.

     At any meeting at which a quorum is present, all questions and business that shall come before the meeting shall be determined by the vote of the holders of a majority of such voting shares as are represented in person or by proxy, except when a greater proportion is required by law, the Articles or these Bylaws. At any meeting of shareholders, whether a quorum is present or not, the holders of a majority of the voting shares represented by shareholders present in person or by proxy may adjourn such meeting from time to time and from place to place without notice other than by announcement at the meeting. At any such adjourned meeting at which a quorum is present, any business may be transacted which might be transacted at the meeting as originally notified or held.

2.8  PROXIES.
-------------
     Any shareholder of record who is entitled to attend a meeting of shareholders, or to vote thereat or to assent or give consents in writing, shall be entitled to be represented at such meeting or to vote thereat or to assent or give consents in writing, as the case may be, or to exercise any other of his rights, by proxy or proxies appointed by a writing signed by such shareholder, or his duly authorized attorney, as provided by the laws of the State of South Carolina.

     A facsimile, telegram, cablegram, wireless message or photogram appearing to have been transmitted by a shareholder, or a photograph, photostatic or equivalent reproduction of a writing appointing a proxy or proxies, shall be a sufficient writing.

     No appointment of a proxy shall be valid after the expiration of eleven (11) months after it is made unless the writing specifies the date on which it is to expire or the length of time it is to continue in force. Unless the writing appointing a proxy or proxies otherwise provides:

          (a) Each and every proxy shall have the power of substitution, and when three (3) or more persons are appointed, a majority of them or their respective substitutes may appoint a substitute or substitutes to act for all.

          (b) If more than one proxy is appointed, then (i) with respect to voting or giving consents at a shareholders' meeting, a majority of such proxies as attends the meeting, or if only one attends then that one may exercise all the voting and consenting authority thereat; and if an even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such authority with respect to an equal number of shares; (ii) with respect to exercising any other authority, a majority may act for all.

          (c) A writing appointing a proxy shall not be revoked by the death or incapacity of the maker unless before the vote is taken or the authority granted is otherwise exercised, written notice of such death or incapacity is given to the Company by the executor or the administrator of the estate of such maker or by the fiduciary having control of the shares in respect of which the proxy was appointed.

          (d) The presence of a shareholder at a meeting shall not operate to revoke a writing appointing a proxy. A shareholder, without affecting any vote previously taken, may revoke such writing not otherwise revoked by giving notice to the Company in writing or in open meeting.

2.9  VOTING.
------------
     At any meeting of shareholders and except as otherwise provided by law or by the Articles or by these Bylaws, each shareholder of the Company shall be entitled to one vote (or fraction thereof in case of fractional shares) in person or by proxy for each share of the Company (or fraction thereof in the case of fractional shares) registered in his name on the books of the Company (i) on the date fixed pursuant to subparagraph (vi) of Section 1 of Article III of these Bylaws as the record date for the determination of shareholders entitled to vote at such meeting, notwithstanding the prior or subsequent sale, or other disposal of such share or shares or transfer of the same on the books of the Company on or after the date so fixed, or (ii) if no such record date shall have been fixed, then as of the date next preceding the date of such meeting.

2.10 FINANCIAL REPORTS.
-----------------------
     Within 120 days after the close of each fiscal year of the Company, the Company shall mail to each shareholder a copy of the financial statements of the Company, which may be consolidated, meeting the requirements of Section 33-16-200 of the SOUTH CAROLINA BUSINESS CORPORATION ACT OF 1988, as amended (the "BCA") with an opinion appended thereto meeting the requirements of Section 33-16-200(b) of the BCA.

2.11 REPORT OF CERTAIN SHARE TRANSACTIONS.
------------------------------------------
     If the Company issues or authorizes the issuance of shares for promissory notes or for promises to render future services, the Company shall report in writing to the shareholders the number of shares authorized or issued, and the consideration received by the Company therefor, with or before the notice of the next shareholder meeting.

2.12 ACTION WITHOUT MEETING.
----------------------------
     Any action which may be authorized or taken at any meeting of shareholders may be authorized or taken without a meeting in a writing or writings signed by all of the holders of shares who would be entitled to notice of a meeting of the shareholders held for such purpose. Such writing or writings shall be filed with or entered upon the records of the Company.

2.13 ORGANIZATION OF MEETINGS.
------------------------------
     The Chairman of the Board of the Company, or, in his absence, the President of the Company, or, in the absence of both of them, a Vice President of the Company, shall call all meetings of the shareholders of the Company to order and shall act as Chairman thereof; PROVIDED, HOWEVER, if all of such persons are absent, then the shareholders of the Company shall elect a Chairman. The Secretary of the Company, or, in his absence, an Assistant Secretary, or, in the absence of both, a person appointed by the Chairman of the meeting, shall act as Secretary of the meeting and shall keep and make a record of the proceedings thereat.

2.14 ORDER OF BUSINESS.
-----------------------
     The order of business at all meetings of the shareholders of the Company, unless waived or otherwise changed by the Chairman of the meeting or the Board, shall be as follows: (i) call meeting to order;
(ii) selection of Chairman and/or Secretary, if necessary; (iii) proof of notice of meeting and presentment of affidavit thereof; (iv) roll call, including filing of proxies with the Secretary of the meeting; (v) upon appropriate demand, appointment of inspectors of election; (vi) reading, correction and approval of previously unapproved minutes; (vii) reports of officers and committees; (viii) if annual meeting or meeting called for that purpose, election of directors of the Company; (ix) unfinished business, if adjourned meeting; (x) consideration in sequence of all other matters set forth in the call for and written notice of the meeting; (xi) any new business other than that set forth in the notice of the meeting which shall have been submitted to the Secretary of the Company in writing at least ten (10) days prior to the date of the meeting; and, (xii) adjournment.

2.15 LIST OF SHAREHOLDERS.
--------------------------
     Before and at any meeting of shareholders of the Company, an alphabetical list of shareholders, arranged by group and class or series, showing the number and classes of shares held by each on the record date applicable to such meeting, meeting the requirements of Section 33-7-200 of the BCA and subject to the requirements of Section 33-16-102(c) of the BCA shall be made available on the request of any shareholder of the Company.

                               ARTICLE III

                                DIRECTORS

3.1  GENERAL POWERS OF BOARD.
-----------------------------
     The powers of the Company shall be exercised, its business and affairs conducted, and its property controlled by the Board except where the law, the Articles or these Bylaws require action to be authorized or taken by the shareholders of the Company. Without prejudice to the general powers conferred by or implied in the preceding sentence, the Board shall have the power to: (i) fix, define and limit the powers and duties of all officers of the Company and to fix the salaries of all officers; (ii) appoint, and at their discretion, with or without cause, to remove or suspend such subordinate officers, assistants, managers, agents and employees of the Company as the Board may from time to time deem advisable, and to determine their duties and fix their compensation;
(iii) require any officer, agent or employee of the Company to furnish a bond for faithful performance in such amount and with such sureties as the Board may approve; (iv) designate a depositary or depositaries of the funds of the Company and the officer or officers of the Company or other persons who shall be authorized to sign notes, checks, drafts, contracts, deeds, mortgages and other instruments on behalf of the Company; (v) appoint and remove transfer agents and/or registrars for the Company's shares; (vi) fix a time not exceeding forty-five (45) days preceding the date of any meeting of shareholders of the Company, or the date fixed for the payment of any dividend or distribution, or the date for the allotment of rights, or (subject to contract rights with respect thereto) the date when any change or conversion or exchange of shares shall be made or go into effect, as a record date for the determination of the shareholders entitled to notice of and to vote at any such meeting, or entitled to receive payment of any such dividend, distribution, or allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares, and, in such case, only the persons who are' shareholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting, or to receive payment of such dividend, distribution, or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the Company after any record date fixed as aforesaid, or change of ownership of any shares either before or after such record date, and such persons shall conclusively be deemed to be the shareholders of the Company on such record date, notwithstanding notice or knowledge to the contrary; and the Board may close the books of the Company against transfer of shares during the whole or any part of such period; and (vii) establish such rules and regulations respecting the issuance and transfer of shares and certificates for shares as the Board may consider reasonable.

3.2  NUMBER OF DIRECTORS.
-------------------------
     Until changed in accordance with the provisions of this Section, the number of directors of the Company, none of whom need be shareholders, shall be three (3). The number of directors of the Company may be fixed or changed by resolution at any annual meeting of the shareholders of the Company or at any special meeting of the shareholders of the Company called for that purpose, adopted by the vote of the holders of shares, present in person or by proxy, entitling them to exercise a majority of the voting power on such proposal of the shares represented at such meeting, but no reduction shall have the effect of removing any director prior to the expiration of his term of office. In addition, the number of directors of the Company may be fixed or changed by action of the Board at a meeting called for that purpose at which a quorum is present by a majority vote of the members of the Board present at the meeting; PROVIDED, HOWEVER, that the Board may increase or decrease the size of the Board by thirty percent (30%) or less from the number last approved by the shareholders. The directors then in office may fill any director's office that is created by an increase in the number of directors and the number of directors elected shall be deemed to be the number of directors fixed unless otherwise fixed by resolution adopted at the meeting at which such directors are elected.

3.3  ELECTION OF DIRECTORS.
---------------------------
     Directors shall be elected at the annual meeting of shareholders, but when the annual meeting is not held or directors are not elected thereat, they may be elected at a special meeting called and held for that purpose. Such election shall be by ballot whenever requested by any shareholder entitled to vote at such election; but, unless such a request is made, the election may be conducted in any manner approved at such meeting. At each meeting of shareholders at which directors are to be elected only persons nominated by an officer, director or in writing by a shareholder at least five (5) days prior to the meeting shall be eligible for election and those persons receiving the greatest number of votes shall be directors.

3.4  TERM OF OFFICE.
--------------------
     Directors shall hold office until the annual meeting next succeeding their election and until their successors are elected and qualified or until their earlier resignation, removal from office or death.

3.5  VACANCIES.
---------------
     Vacancies in the Board may be filled by a majority vote of the remaining directors until an election to fill such vacancies is had. Shareholders entitled to elect directors shall have the right to fill any vacancy in the Board (whether the same has been temporarily filled by the remaining directors or not) at any meeting of the shareholders called for that purpose, and any directors elected at any such meeting of shareholders shall serve until the next annual election of directors and until their successors are elected and qualified.

3.6  RESIGNATION FROM THE BOARD.
--------------------------------
     Resignation from the Board shall be deemed to take effect immediately upon its being received by any incumbent corporate officer other than an officer who is also the resigning director, unless some other time is specified therein.

3.7  QUALIFICATIONS.
--------------------
     Directors need not be residents of South Carolina or shareholders of the Company.

3.8  REMOVAL.
-------------
     Directors shall be subject to removal as provided by law or by other lawful procedures and nothing herein shall be construed to prevent the removal of any or all directors in accordance therewith.

3.9  MEETINGS OF THE BOARD.
---------------------------
     A regular meeting of the Board may be held immediately following the adjournment of each shareholders' meeting at which directors are elected. The holding of such shareholders' meeting shall constitute notice of such Board meeting and such meeting shall be held without further notice. Other regular meetings shall be held at such other times and places as may be fixed by the Board. Special meetings of the Board may be held at any time upon call of the Chairman of the Board, President, or any two members of the Board. Notice of any special meeting of the Board of Directors shall be mailed to each director, addressed to him at his residence or usual place of business, at least two (2) days before the day on which the meeting is to be held, or shall be sent to him at such place by facsimile, telegraph, cable, radio or wireless, or be given personally or by telephone, not later than the day before the day on which the meeting is to be held. Every such notice shall state the time and place of the meeting but need not state the purpose or purposes thereof. Notice of any meeting of the Board need not be given to any director, however, if waived by him in writing or by facsimile, telegraph, cable, radio or wireless, whether before or after such meeting, or if he shall be present at such meeting without protest prior to the commencement thereof; and any meeting of the Board shall be a legal meeting without any notice thereof having been given if all the directors shall be present thereat.

     All meetings of the Board shall be held at the office of the Company in the County of Anderson, South Carolina, or at such other place, within or without the State of South Carolina, as the Board may determine from time to time and as may be specified in the notice thereof.

3.10 QUORUM.
------------
     A majority of the Board shall constitute a quorum for the transaction of business; PROVIDED, HOWEVER, that whenever less than a quorum is present at the time and place appointed for any meeting of the Board, a majority of those present may adjourn the meeting from time to time, without notice other than by announcement at the meeting, until a quorum shall be present. At any meeting at which a quorum is present, all acts, questions and business which may come before the meeting shall be determined by a majority of votes cast by the members of the Board present at such meeting, unless the vote of a greater number is required by the Articles or these Bylaws.

3.11 ACTION WITHOUT A MEETING.
------------------------------
     Any action which may be authorized or taken at a meeting of the directors may be authorized or taken without a meeting in a writing or writings signed by all the directors, which writing or writings shall be filed with or entered upon the records of the Company.

3.12 COMPENSATION.
------------------
     The directors, as such, shall not receive any salary for their services, but by resolution of the Board, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board; PROVIDED, HOWEVER, that nothing herein contained shall be construed to preclude any director from serving the Company in any other capacity and receiving compensation therefor. Members of the executive committee or of any standing or special committee may by resolution of the Board be allowed such compensation for their services as the Board may deem reasonable, and additional compensation may be allowed to directors for special services rendered.

3.13 ATTENDANCE AT MEETINGS BY PERSONS WHO ARE NOT DIRECTORS.
-------------------------------------------------------------
     Unless waived by a majority of the members of the Board in attendance, not less than twenty-four (24) hours before any regular or special meeting of the Board, any director who desires the presence at such meeting of not more than two (2) persons who are not directors shall so notify all other directors, request the presence of such person or persons at the meeting and state the reason in writing. Such person or persons shall not be permitted to attend the meeting of the Board unless a majority of the directors in attendance vote to admit such person to the meeting. Such vote shall constitute the first order of business for any such meeting of the Board. Such right to attend, whether granted by waiver or vote, may be revoked at any time during any such meeting by the vote of a majority of the members of the Board in attendance. Notwithstanding anything contained in this Section to the contrary, any shareholder of the Company shall be permitted to attend any meeting of the Board and shall receive not less than twenty-four (24) hours notice of such meeting given in accordance with Section 9 of this Article; PROVIDED, HOWEVER, that such shareholder(s) may be excused at any time by the action of a majority of the members of the Board in attendance.

3.14 COMMITTEES.
----------------
     The Board may by resolution provide for such standing or special committees as it deems desirable, and discontinue the same at its pleasure. Each such committee shall have such powers and perform such duties, not inconsistent with law, as may be delegated to it by the Board. Vacancies in such committees shall be filled by the Board or as it may provide.

                               ARTICLE IV

                                OFFICERS
				        --------
4.1  GENERAL PROVISIONS.
------------------------
     The Board shall elect a President, such number of Vice Presidents as the Board may from time to time determine, a Secretary and a Treasurer, and, in its discretion, a Chairman of the Board. The Board may from time to time create such other offices and appoint such other officers, subordinate officers and assistant officers as it may determine. The Chairman of the Board shall be, but the other officers need not be, chosen from among the members of the Board. Any two or more of such offices, other than that of President and Vice President, Secretary and Assistant Secretary, or Treasurer and Assistant Treasurer, may be held by the same person, and any officer may execute, acknowledge or verify any instrument in more than one capacity if such instrument is required to be executed, acknowledged or verified by two or more officers. All officers, as between themselves and the Company, shall respectively have such authority and perform such duties as are customarily incident to their respective offices, and as may be specified from time to time by these Bylaws and the Board, regardless of whether such authority and duties are customarily incident to such office. In the absence of any officer of the Company, or for any other reason the Board may deem sufficient, the powers or duties of such officer or any of them may be delegated to any other officer or to any director of the Company. The Board may from time to time delegate to any officer authority to appoint and remove subordinate officers and to prescribe their authority and duty. The powers and duties of the officers described in Article IV of these Bylaws are subject to change from time to time by the Board.

4.2  TERM OF OFFICE.
--------------------
     The officers of the Company shall hold office at the pleasure of the Board, and unless sooner removed by the Board, until the meeting of the Board following the date of their election and until their successors are elected and qualified. The Board may remove any officer at any time, with or without cause, by a majority vote. A vacancy in any office, however created, shall be filled by the Board.

4.3  CHAIRMAN OF THE BOARD.
---------------------------
     The Chairman of the Board, if one be elected, shall preside at all meetings of the Board and shall have such other powers and duties as may be prescribed by the Board.

4.4  PRESIDENT.
---------------
     The President shall be the chief executive and operating officer of the Company and shall exercise supervision over the business of the Company and over its several officers, subject, however, to the control of the Board. He or she shall preside at all meetings of shareholders and, in the absence of, or if a Chairman of the Board shall not have been elected, shall also preside at meetings of the Board. He or she shall have authority to sign all certificates for shares and all deeds, mortgages, bonds, contracts, notes and other instruments requiring his signature; and shall have all the powers and duties prescribed by the SOUTH CAROLINA BUSINESS CORPORATION ACT OF 1988, as amended (the "Act") and such others as the Board may from time to time assign to him or her.

4.5  VICE PRESIDENTS.
---------------------
     The Vice Presidents shall perform such duties as are conferred upon them by these Bylaws or as may from time to time be assigned to them by the Board or the President. At the request of the President, or in his or her absence or disability, the Vice President designated by the President (or in the absence of such designation, the Vice President designated by the Board) shall perform all the duties of the President, and when so acting, shall have all the powers of the President. The authority of Vice Presidents to sign in the name of the Company all certificates for shares and authorized deeds, mortgages, bonds, contracts, notes and other instruments shall be coordinated with like authority of the President. Any one or more of the Vice Presidents may be designated as an "Executive Vice President."

4.6  SECRETARY.
---------------
     The Secretary shall keep minutes of all the proceedings of the shareholders and Board and shall make proper record of the same, which shall be attested by him or her; sign all certificates for shares, and all deeds, mortgages, bonds, contracts, notes, and other instruments executed by the Company requiring his or her signature; give notice of meetings of shareholders and directors; produce on request at each meeting of shareholders for the election of directors a certified list of shareholders arranged in alphabetical order; keep such books as may be required by the Board; and perform such other and further duties as may from time to time be assigned to him or her by the Board or by the President.

4.7  TREASURER.
---------------
     The Treasurer shall have general supervision of all finances; he or she shall receive and have in charge all money, bills, notes, deeds, leases, mortgages and similar property belonging to the Company and shall do with the same as may from time to time be required by the Board of Directors. He or she shall cause to be kept adequate and correct accounts of the business transactions of the Company, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital, and shares, together with such other accounts as may be required, and, upon the expiration of his or her term of office, shall turn over to his or her successor or to the Board all property, books, papers and money of the Company in his or her hands; and he or she shall perform such other duties as from time to time may be assigned to him or her by the Board.

4.8  ASSISTANT AND SUBORDINATE OFFICERS.
----------------------------------------
     The Board may appoint such assistant and subordinate officers as it may deem desirable. Each such officer shall hold office during the pleasure of the Board and perform such duties as the Board may prescribe
to appoint prescribe their compensation.   The Board may, from time to
time, authorize any officer and remove assistant and subordinate officers, to authority and duties, and to fix their compensation.

                                ARTICLE V

                         CERTIFICATES FOR SHARES
			       -----------------------
5.1  FORM AND EXECUTION.
------------------------
     Certificates for shares shall be issued to each shareholder in such form as shall be approved by the Board. Such certificates shall be signed by the Chairman of the Board, the President or a Vice President and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Company, which certificates shall certify the number and class of shares held by the shareholder in the Company, but no certificate for shares shall be issued and delivered until such shares are fully paid. When such a certificate is countersigned by an incorporated transfer agent or registrar, the signature of any of said officers of the Company may be facsimile, engraved, stamped or printed. Although any officer of the Company whose manual or facsimile signature is affixed to a share certificate shall cease to be such officer before the certificate is delivered, such certificate, nevertheless, shall be effective in all respects when delivered.

     Such certificate for shares shall be transferable in person or by attorney, but, except as hereinafter provided in the case of lost, mutilated or destroyed certificates, no transfer of shares shall be entered upon the records of the Company until the previous certificate, if any, given for the same shall have been surrendered and canceled.

     The Board shall have authority to make such rules and regulations, not inconsistent with law, the Articles or these Bylaws, as it deems expedient concerning the issuance, transfer and registration of certificates for shares and the shares represented thereby and may appoint transfer agents and registrars thereof.

5.2  LOST, MUTILATED OR DESTROYED CERTIFICATES.
-----------------------------------------------
     If any certificate for shares is lost, mutilated or destroyed, the Board may authorize the issue of a new certificate in place thereof upon such terms and conditions as it may deem advisable. The Board in its discretion may refuse to issue such new certificates until the Company has been indemnified to its satisfaction and until it is protected to its satisfaction by a final order or decree of a court of competent jurisdiction.

5.3  REGISTERED SHAREHOLDERS.
-----------------------------
     A person in whose name shares are of record on the books of the Company shall conclusively be deemed the unqualified owner thereof for all purposes and to have capacity to exercise all rights of ownership. Neither the Company nor any transfer agent of the Company shall be bound to recognize any equitable interest in or claim to such shares on the part of any other person, whether disclosed upon such certificate or otherwise, nor shall they be obliged to see to the execution of any trust or obligation.

                               ARTICLE VI

                INDEMNIFICATION OF DIRECTORS AND OFFICER
		    ----------------------------------------
     Each person who at any time is or shall have been a director and, at the option of the Board, each person who at any time is or shall have been an officer, employee or agent of the Company, or is or shall have been serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and his heirs, executors and administrators shall be indemnified by the Company in accordance with and to the fullest extent permitted by the Act as in effect at the time of the adoption of these Bylaws or as amended from time to time thereafter. The foregoing right of indemnification shall not be deemed exclusive of other rights to which any director, officer, trustee, employee, agent or other person may be entitled in any capacity as a matter of law or under any regulation, agreement, vote of the Board or otherwise. If authorized by the Board, the Company may purchase and maintain insurance against liability on behalf of any such person to the full extent permitted by the Act as in effect at the time of the adoption of these Bylaws or as amended from time to time thereafter. The right of indemnification conferred herein shall be extended to any threatened action, suit or proceeding, and the failure to institute it shall be deemed its final determination. Advances may be made by the Company against costs, expenses and fees, as and upon the terms determined by the Board.

     If the Company indemnifies or advances expenses to a director pursuant to Section 33-8-510, 33-8-530 or 33-8-540 or Article VI hereof in connection with a proceeding by or in the right of the Company, the Company shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholder meeting.

                               ARTICLE VII

                               FISCAL YEAR
				       -----------
     The fiscal year of the Company will end on such day as may be fixed from time to time by the Board.

                              ARTICLE VIII

                               AMENDMENTS
					 ----------
     These Bylaws may be amended, repealed or added to at any meeting of shareholders called for that purpose by the affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal or, without a meeting, by the written consent of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal; PROVIDED, HOWEVER, that if an amendment or addition is adopted by written consent without a meeting of the shareholders, it shall be the duty of the Secretary of the Company to enter the amendment or addition in the records of the Company, and to mail a copy of such amendment or addition to each shareholder of record who would be entitled to vote thereon and did not participate in the adoption thereof; PROVIDED, FURTHER, HOWEVER, that no amendment or addition to these Bylaws shall be made if such amendment or addition is inconsistent with the Articles.

                               ARTICLE IX

                                  SEAL
					    ----
     The Board may, in its discretion, provide a suitable seal containing the name of the Company. If deemed advisable by the Board, duplicate seals may be provided and kept for the purpose of the Company.

                                ARTICLE X

           CONSISTENCY WITH ARTICLES AND CORPORATION AQREEMENT
	     ---------------------------------------------------
     If any provision of these Bylaws shall be inconsistent with the Articles as in effect at the time of the adoption of these Bylaws or as amended from time to time, the Articles, as in effect at the time, shall govern and control. If any provision of these Bylaws shall be inconsistent with the 1995 Close Corporation Agreement (the "Corporation Agreement") made and entered into as of August 7, 1995 among the Company and the shareholders of the Company, a copy of which is on file with the Secretary of the Company, the Corporation Agreement, as in effect at the time, shall Govern and control.

                               ARTICLE XI

                              MISCELLANEOUS
					-------------
11.1 SECTION HEADINGS.
----------------------
     The headings contained in these Bylaws are for reference purposes only and shall not be construed to be part of and/or shall not affect in any way the meaning or interpretation of these Bylaws.

11.2 GENDER.
------------
     Unless the context otherwise requires a different meaning, words of a masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders, words importing the singular number shall include the plural number and vice versa, and the terms "hereof", "hereby", "hereto", "hereunder", "herein" and similar terms mean these Bylaws.

11.3 COMPUTATION OF DAYS.
-------------------------
     Unless otherwise provided in these Bylaws, in computing the number of days for any purpose under these Bylaws, all days shall be counted including Saturdays, Sundays and holidays.



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